UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 14, 2015
PACIRA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Sylvan Way, Suite 300
Parsippany, New Jersey 07054
(Address and Zip Code of Principal Executive Offices)

(973) 254-3560
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K, dated December 14, 2015 (the “Original Form 8-K”), filed by Pacira Pharmaceuticals, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on December 18, 2015, following the completion of CohnReznick LLP’s (“CohnReznick”) audit services for the year ended December 31, 2015 and the filing of the Company’s 2015 Annual Report on Form 10-K (the “2015 Annual Report”).

Item 4.01    Changes in Registrant’s Certifying Accountant

(a) As previously disclosed in the Original Form 8-K, on December 14, 2015, the Board of Directors of the Company, upon the recommendation and approval of the Company’s Audit Committee, engaged KPMG LLP (“KPMG”) as its independent registered public accounting firm for the fiscal year ending December 31, 2016, and approved the dismissal of CohnReznick as the Company’s independent registered public accounting firm upon completion of their audit services for the year ended December 31, 2015. CohnReznick completed the audit services for such fiscal year and the filing of the 2015 Annual Report was completed on February 25, 2016, and, therefore, the effective date of CohnReznick’s dismissal was February 25, 2016.

The audit reports of CohnReznick on the Company’s consolidated financial statements (including on the Company’s effectiveness of internal control over financial reporting) as of and for the years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through February 25, 2016, the effective date of CohnReznick’s dismissal, there were no (1) disagreements with CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused CohnReznick to make reference in connection with their opinion to the subject matter of the disagreement, or (2) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided CohnReznick with a copy of the disclosures it is making in this Amendment and requested that CohnReznick furnish a letter addressed to the SEC stating whether or not it agrees with the statements herein. A copy of CohnReznick’s letter dated February 26, 2016 is filed as Exhibit 16.1 hereto.

(b) During the two most recent years ended December 31, 2015 and 2014, and the subsequent interim period through February 25, 2016, the Company has not consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or other reportable event of the types described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from CohnReznick LLP to the Securities and Exchange Commission, dated February 26, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIRA PHARMACEUTICALS, INC. (REGISTRANT)

Dated:	February 26, 2016	By:	/s/ Kristen Williams
Kristen Williams
Chief Administrative Officer,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from CohnReznick LLP to the Securities and Exchange Commission, dated February 26, 2016.